UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 31, 2012

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

100 South King Street, Seattle, Washington
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to Retention Bonus Agreements

On January 31, 2012, the Company entered into a First Amendment to Retention Bonus Agreement with each of Matthew Harris, Srinivas Kandikattu, Michael Becker and Richard Ballard (the “First Amendment”). Mr. Harris is chief executive officer and a director of the Company, Mr. Kandikattu is chief technology officer of the Company, Mr. Ballard is a former officer of the Company and Mr. Becker was an officer of iLoop Mobile Inc., which the Company acquired by merger on December 27, 2011. Each of these individuals had previously entered into a Retention Bonus Agreement with the Company. The Retention Bonus Agreement between Mr. Harris and the Company was filed as exhibit 10.5 to the Company’s Current Report on Form 8-K filed on December 30, 2011 and is incorporated herein by reference. The Retention Bonus Agreements with the other named individuals are filed as exhibits 10.2, 10.3 and 10.4 to this Current Report and are incorporated herein by reference.

The First Amendments: (a) removed certain limitations on the remedies available to each of the individuals in the event amounts owed to them under the Retention Bonus Agreements were not paid when due, (b) contained an election by each of the individuals to receive Series A Preferred Stock in lieu of a certain portion of the amounts payable under their Retention Bonus Agreements, and (c) permitted each of the individuals to require the Company pay applicable United States income withholding taxes on the grant of Series A Preferred Stock by authorizing the Company to reduce their stock grant in an amount corresponding to the withheld amount. The form of the First Amendment between the Company and each individual is filed as an exhibit 10.5 to this Current Report and incorporated herein by reference.

Based on their elections and the fair market value of the Series A Preferred Stock as of the date of the election, Mr. Harris was eligible to receive 8,293 shares of Series A Preferred Stock in lieu of a contingent cash payment of $900,000 due on December 27, 2012, Mr. Kandikattu was eligible to receive 691 shares of Series A Preferred Stock in lieu of a contingent cash payment of $75,000 due on December 27, 2012, Mr. Becker was eligible to receive 691 shares of Series A Preferred Stock in lieu of a contingent cash payment of $75,000 due on December 27, 2012 and Mr. Ballard was eligible to receive 415 shares of Series A Preferred Stock in lieu of a contingent cash payment of $45,000 due on December 27, 2012.

The contingency applicable to the cash payments due on December 27, 2012 for all individuals was satisfied on December 27, 2012, on which date the cash payments became due and the Series A Preferred Stock was issued to the individuals pursuant to Securities Purchase Agreements in the form filed as exhibit 10.6 of this report and incorporated herein by reference.

The Series A Preferred Stock was issued in reliance on the exemptions from registration under Section 4(2) and/or Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended. The Company has received representations and warranties and otherwise reasonably believes that all purchasers of these securities qualify as "accredited investors" within the meaning of Rule 501 of Regulation D.

Promissory Notes

On February 15, 2013, the Company issued a promissory note to Michael Durden, a director of the Company, in the amount of $100,000. On February 21, 2013, the Company issued a promissory note to James Liang, a director of the Company, in the amount of $100,000 and a promissory note to Bruce Anderson, a Company stockholder, in the amount of $200,000. On February 27, 2013, the Company issued a promissory Note to Derace Schaffer, a director of the Company, in the amount of $200,000 (collectively, the "Notes").

The Notes were issued in connection with loans made to the Company. The Notes mature on the earlier of (a) the date on which the Company closes a preferred stock financing of at least $1,000,000, and (b) the date that is 90 days after the note was issued. The Notes require the Company to pay the original principal amount of the Notes plus a 10% financing fee on the maturity date. The Notes are secured by a security interest in certain assets of the Company.

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The foregoing description of the Notes is qualified in its entirety by reference to the full text of the Notes, the form for which is attached as exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference in response to this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligations under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference to this Item 2.03.

Item 3.02.	Unregistered Sales of Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference to this Item 3.02.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)        On December 14, 2012, Mr. Phil Harris resigned from the Board of Directors of the Company. Mr. Harris' resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

(e)        The information provided in response to Item 1.01 of this report is incorporated by reference to this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Promissory Notes issued to Michael Durden, James Liang, Bruce Anderson and Derace Schaffer
10.1	Retention Bonus Agreement dated December 27, 2011, between Lenco Mobile Inc. and Matt Harris (filed as exhibit 10.5 to the Company's Form 8-K filed on December 30, 2011 and incorporated herein by reference)
10.2	Retention Bonus Agreement dated December 23, 2011 between Lenco Mobile Inc. and Srinivas Kandikattu
10.3	Retention Bonus Agreement dated December 23, 2011 between Lenco Mobile Inc. and Richard Ballard
10.4	Retention Bonus Agreement dated December 23, 2011 between Lenco Mobile Inc. and Michael Becker
10.5	Form of First Amendment to Retention Bonus Agreement dated January 31, 2012, entered between Lenco Mobile Inc. and each of Matthew Harris, Richard Ballard, Srinivas Kandikattu and Michael Becker
10.6	Form of Securities Purchase Agreement dated December 27, 2012, entered into between Lenco Mobile Inc. and each of Matthew Harris, Richard Ballard, Srinivas Kandikattu and Michael Becker

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: February 27, 2013	By:	/s/ Chris Dukelow
Chris Dukelow
Chief Financial Officer

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